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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)
February 12, 2009

ARDENT MINES LIMITED
(Exact name of Registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-50994
(Commission File Number)

88-1471870
(IRS Employer Identification Number)

Tuuletee 18, Tabasalu PK
Harjumaa
Estonia 76901
(Address of principal executive offices)

44-20-7993-6505
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT

    On February 12, 2009, Urmas Turu, our sole officer and director, purchased 625,000 shares from four shareholders for $1,250, totaling $5,000. After the transaction was completed, Mr. Turu owns 2,500,000 shares of our common stock which is equal to 5.7% of our issued and outstanding common stock. The shares of common stock were purchased using personal funds.

    Further, we have not changed our business and continue to be a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934 engaged in mineral exploration. Accordingly, we are incorporating by reference our Form 10-K for the period ending June 30, 2008, our Form 10-Q for the period ending September 30, 2008.

    There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control.

    After the completion of the foregoing transaction, the following table reflects the beneficial shareholdings of persons or entities holding five percent or more of our common stock, each director individually, each named executive officer and all of our directors and officers as a group. Each person has sole voting and investment power with respect to the shares of common stock shown, and all ownership is of record and beneficial.

Name and Address	Number of	Percentage of
Beneficial Ownership	Shares	Ownership
Urmas Turu	2,500,000	5.70%
Tuuletee 18
Tabasalu PK
Harjumaa, Estonia 76901

All Officers and Directors as a Group	2,500,000	5.70%
(1 Person)

Corporate Resource Group, Inc.	993,200	6.97%
124A 1030 Denman Street
Vancouver, British Columbia
Canada V6G 2M6

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

    On February 12, 2009, Mr. Urmas Turu was appointed to our board of directors.

    On February 12, 2009, Mr. Christopher A. Wilson resigned as an officer and director. His resignation was not the result of any disagreements with us on any matters relating to our operations, policies and practices.

    On February 12, 2009, Mr. Urmas Turu was appointed president, principal accounting officer, principal executive officer, principal financial officer, secretary, treasurer.

    Since 2004, Mr. Turu has been an investor in real estate, hospitality industry and public equities. Mr. Turu was then appointed our president, principal executive officer, secretary, treasurer, principal financial officer, and principal accounting officer.

    There was no acquisition or disposition of securities in connection with the foregoing change in the majority of directors and accordingly a disclosure document, as described in Rule 14f-1 of the Securities and Exchange Act of 1934, was not filed with the SEC, nor required to be filed as a matter of law.

    During the past five years, Mr. Turu has not been the subject of the following events:

    1. Any bankruptcy petition filed by or against any business of which Mr. Turu was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

    2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

    3. An order, judgment, or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Mr. Turu's involvement in any type of business, securities or banking activities.

    4. Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

ITEM 8.01     OTHER EVENTS

    On February 12, 2009, we closed our office at 2 Park Plaza, Suite 450, Irvine, California 92614 and relocated our principal executive office to Tuuletee 18, Tabasalu PK, Harjumaa, Estonia 76901 Our new telephone number is 44-20-7993-6505.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARDENT MINES LIMITED (Registrant)

By:	URMAS TURU
Name: Urmas Turu
Title: Chairman of the Board, President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Treasurer and Secretary

Date: February 13, 2009